The HART Program (Group Variable Funding Agreements)

Separate Account Twelve

Hartford Life Insurance Company

File No. 333-114401

Supplement Dated May 11, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated May 11, 2007 to your Prospectus

American Funds The Growth Fund of America

Effective May 11, 2007, the American Funds The Growth Fund of America Sub-Account is closed to contributions and transfers.

This supplement should be retained with the prospectus for future reference.